SAC TECHNOLOGIES, INC.
                             1996 STOCK OPTION PLAN
                         (AS ADOPTED AS OF MAY 1, 1996)


1.       Purpose of Plan.

         The purpose of the SAC Technologies, Inc. 1996 Stock Option Plan (the "Plan") is to advance the interests of SAC Technologies, Inc. (the "Company") and its stockholders by enabling the Company and its Subsidiaries to attract and retain persons of ability to perform services for the Company and its Subsidiaries by providing an incentive to such individuals through equity participation in the Company and by rewarding such individuals who contribute to the achievement by the Company of its economic objectives.

2.       Definitions.

         The following terms will have the meanings set forth below, unless the context clearly otherwise requires:

         1        "Board" means the Board of Directors of the Company.

         2        "Broker Exercise Notice" means a written notice pursuant to which a Participant, upon exercise of an Option, irrevocably instructs a broker or dealer to sell a sufficient number of shares or loan a sufficient amount of money to pay all or a portion of the exercise price of the Option and/or any related withholding tax obligations and remit such sums to the Company and directs the Company to deliver stock certificates to be issued upon such exercise directly to such broker or dealer.

         3        "Change in Control" means an event described in Section 9.1 of the Plan.

         4        "Code" means the Internal Revenue Code of 1986, as amended.

         5        "Committee" means the group of individuals administering the
Plan, as provided in Section 3 of the Plan.

         6        "Common Stock" means the common stock of the Company, $.01 par value, or the number and kind of shares of stock or other securities into which such Common Stock may be changed in accordance with Section 4.3 of the Plan.

         7        "Disability" means the disability of the Participant such as would entitle the Participant to receive disability income benefits pursuant to the long-term disability plan of the Company or Subsidiary then covering the Participant or, if no such plan exists or is applicable to the Participant, the permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the Code.

         8        "Eligible Recipients" means all employees (including, without limitation, officers and directors who are also employees) of the Company or any Subsidiary and any non-employee consultants and independent contractors of the Company or any Subsidiary.

         9        "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         10       "Fair Market Value" means, with respect to the Common Stock, as of any date:

                  a) if the Common Stock is listed or admitted to unlisted trading privileges on any national securities exchange or is not so listed or admitted but transactions in the Common Stock are reported on the NASDAQ National Market System, the average of the reported high and low sale prices of the Common Stock on such exchange or by the NASDAQ National Market System as of such date (or, if no shares were traded on such day, as of the next preceding day on which there was such a trade); or

                  b) if the Common Stock is not so listed or admitted to unlisted trading privileges or reported on the NASDAQ National Market System, and bid and asked prices therefor in the over-the-counter market are reported by the NASDAQ System or the National Quotation Bureau, Inc. (or any comparable reporting service), the average of the closing bid and asked prices as of such date (or, if no shares were traded on such day, as of the next preceding day on which there was such a trade), as so reported by the NASDAQ System, or, if not so reported thereon, as reported by the National Quotation Bureau, Inc. (or such comparable reporting service); or

                  c) if the Common Stock is not so listed or admitted to unlisted trading privileges, or reported on the NASDAQ National Market System, and such bid and asked prices are not so reported, such price as the Committee determines in good faith in the exercise of its reasonable discretion.

         11       "Incentive Stock Option" means a right to purchase Common
Stock granted to an Eligible Recipient pursuant to Section 6 of the Plan that qualifies as an "incentive stock option" within the meaning of Section 422 of the Code.

         12       "Non-Employee Director" means any member of the Board of
Directors or any officer of the Company who is not an employee of the Company or any Subsidiary.

         13       "Non-Statutory Stock Option" means a right to purchase Common
Stock granted to an Eligible Recipient pursuant to Section 6 of the Plan that does not qualify as an Incentive Stock Option.

         14       "Option" means an Incentive Stock Option or a Non-Statutory
Stock Option.

         15       "Participant" means an Eligible Recipient who receives one or more Options under the Plan.

         16       "Previously Acquired Shares" means shares of Common Stock that are already owned by the Participant or, with respect to any Option, that are to be issued upon the grant, exercise or vesting of such Option.

         17       "Retirement" means normal or approved early termination of employment or service pursuant to and in accordance with the regular retirement/pension plan or practice of the Company or Subsidiary then covering the Participant, provided that if the Participant is not covered by any such plan or practice, the Participant will be deemed to be covered by the Company's plan or practice for purposes of this determination.

         18       "Securities Act" means the Securities Act of 1933, as amended.

         19       "Subsidiary" means any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant equity interest, as determined by the Committee.

         20       "Tax Date" means the date any withholding tax obligation
arises under the Code for a Participant with respect to an Option.

3.       Plan Administration.

         1        The Committee. The Plan will be administered by the Board, all of whom will be "disinterested persons" within the meaning of Rule 16b-3 under the Exchange Act, or by a committee consisting solely of members of the Board who are such "disinterested persons." The number of members of the Committee shall be determined from time to time by the Board but in no event shall the number of members of the Committee be less than the minimum number required to maintain the Plan's compliance with Rule 16b-3 under the Exchange Act. As used in this Plan, the term "Committee" will refer to the Board or to such a committee, if established. To the extent consistent with corporate law, the Committee may delegate to any officers of the Company the duties, power and authority of the Committee under the Plan pursuant to such conditions or limitations as the Committee may establish; provided, however, that only the Committee may exercise such duties, power and authority with respect to Eligible Recipients who are subject to Section 16 of the Exchange Act. The Committee may exercise its duties, power and authority under the Plan in its sole and absolute discretion without the consent of any Participant or other party, unless the Plan specifically provides otherwise. Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of the Plan will be conclusive and binding for all purposes and on all persons, and no member of the Committee will be liable for any action or determination made in good faith with respect to the Plan or any Option granted under the Plan.

         2        Authority of the Committee.

                  (a) In accordance with and subject to the provisions of the Plan, the Committee will have the authority to determine all provisions of Options as the Committee may deem necessary or desirable and as consistent with the terms of the Plan, including, without limitation, the following: (i) the Eligible Recipients to be selected as Participants; (ii) the nature and extent of the Options to be made to each Participant (including the number of shares of Common Stock to be subject to each Option, any exercise price, the manner in which Options will vest or become exercisable) and the form of written agreement, if any, evidencing such Option; (iii) the time or times when Options will be granted; (iv) the duration of each Option; and (v) the restrictions and other conditions to which the payment or vesting of Options may be subject. In addition, the Committee will have the authority under the Plan in its sole discretion to pay the economic value of any Option in the form of cash, Common Stock or any combination of both.

                  (b) The Committee will have the authority under the Plan to amend or modify the terms of any outstanding Option in any manner, including, without limitation, the authority to modify the number of shares or other terms and conditions of an Option, extend the term of an Option, accelerate the exercisability or vesting or otherwise terminate any restrictions relating to an Option, accept the surrender of any outstanding Option or, to the extent not previously exercised or vested, authorize the grant of new Options in substitution for surrendered Options; provided, however that the amended or modified terms are permitted by the Plan as then in effect and that any Participant adversely affected by such amended or modified terms has consented to such amendment or modification. No amendment or modification to an Option, however, whether pursuant to this Section
         3.2 or any other provisions of the Plan, will be deemed to be a regrant of such Option for purposes of this Plan.

4.       Shares Available for Issuance.

         1        Maximum Number of Shares. Subject to adjustment as provided in Section 4.3 of the Plan, the maximum number of shares of Common Stock that will be available for issuance under the Plan will be 375,000 shares.

         2        Accounting for Options. Shares of Common Stock that are issued under the Plan or that are subject to outstanding Options will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan. Any shares of Common Stock that are subject to an Option that lapses, expires, is forfeited or for any reason is terminated unexercised will automatically again become available for issuance under the Plan.

         3        Adjustments to Shares and Options. In the event of any
reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other change in the corporate structure or shares of the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustment (which determination will be conclusive) as to the number and kind of securities available for issuance under the Plan and, in order to prevent dilution or enlargement of the rights of Participants, the number, kind and exercise price of securities subject to outstanding Options.

5.       Participation.

         Participants in the Plan will be those Eligible Recipients who, in the judgment of the Committee, have contributed, are contributing or are expected to contribute to the achievement of economic objectives of the Company or its Subsidiaries. Eligible Recipients may be granted from time to time one or more Options, as may be determined by the Committee. Options will be deemed to be granted as of the date specified in the grant resolution of the Committee, which date will be the date of any related agreement with the Participant.

6.       Options.

         1        Grant. An Eligible Recipient may be granted one or more
Options under the Plan, and such Options will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee. The Committee may designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Stock Option.

         2        Exercise Price. The per share price to be paid by a
Participant upon exercise of an Option will be determined by the Committee in its discretion at the time of the Option grant, provided that (a) such price will not be less than 100% of the Fair Market Value of one share of Common Stock on the date of grant with respect to an Incentive Stock Option (110% of the Fair Market Value if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company), and (b) such price will not be less than 50% of the Fair Market Value of one share of Common Stock on the date of grant with respect to a Non-Statutory Stock Option.

         3        Exercisability and Duration. An Option will become
exercisable at such times and in such installments as may be determined by the Committee at the time of grant; provided, however, that no Incentive Stock Option may be exercisable after 10 years from its date of grant (five years from its date of grant if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company).

         4        Payment of Exercise Price. The total purchase price of the shares to be purchased upon exercise of an Option will be paid entirely in cash (including check, bank draft or money order); provided, however, that the Committee may allow such payments to be made, in whole or in part and upon such terms and conditions as may be established by the Committee, by tender of a Broker Exercise Notice, Previously Acquired Shares, by withholding from the shares issuable upon exercise of the option shares of Common Stock valued at Fair Market Value, a promissory note or by a combination of such methods.

         5        Manner of Exercise. An Option may be exercised by a
Participant in whole or in part from time to time, subject to the conditions contained in the Plan and in the agreement evidencing such Option, by delivery in person, by facsimile or electronic transmission or through the mail of written notice of exercise to the Company (Attention: Chief Executive Officer) at its principal executive office and by paying in full the total exercise price for the shares of Common Stock to be purchased in accordance with Section 6.4 of the Plan.

         6        Aggregate Limitation of Stock Subject to Incentive Stock
Options. To the extent that the aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of the shares of Common Stock with respect to which incentive stock options (within the meaning of Section 422 of the Code) are exercisable for the first time by a Participant during any calendar year (under the Plan and any other incentive stock option plans of the Company or any subsidiary or parent corporation of the Company (within the meaning of the Code)) exceeds $100,000 (or such other amount as may be prescribed by the Code from time to time), such excess Options will be treated as Non-Statutory Stock Options. The determination will be made by taking incentive stock options into account in the order in which they were granted. If such excess only applies to a portion of an incentive stock option, the Committee will designate which shares will be treated as shares to be acquired upon exercise of an incentive stock option.

         7        Automatic Grants to Non-Employee Directors.

                  a) Grant of Options. Upon the effective date of the Plan, each Non- Employee Director as of such date who is not by separate agreement otherwise compensated will be granted automatically a Non-Statutory Stock Option to purchase 25,000 shares of Common Stock (subject to adjustment as provided in Section 4.3 of the Plan), which will become exercisable, on an annual cumulative basis, with respect to 20% of the shares covered by such Option beginning on May 1, 1997 and on May 1 of each year thereafter, provided that such Non-Employee Director is a director or officer on such date. In addition, each Non-Employee Director who is initially elected to the Board or elected to office (whether at a regular or special meeting of the stockholders of the Company or by the Board) after the effective date of the Plan who is not by separate agreement otherwise compensated will be granted automatically a Non-Statutory Stock Option to purchase a pro rata portion (on a monthly basis) of 25,000 shares of Common Stock (subject to adjustment as provided in Section 4.3 of the Plan), which will become exercisable, on an annual cumulative basis, with respect to 20% of the shares covered by such Option beginning on May 1 immediately following such initial election to the Board or to office and on May 1 of each year thereafter, provided that such Non- Employee Director is a director or officer on such date. Five years after the initial grant of an option to a Non-Employee Director, and every fifth year thereafter, Non-Employee Directors shall automatically be granted additional Options to purchase 25,000 shares of Common Stock upon the reelection of the Non-Employee to the Board or to office.

                  b) Option Exercise Price. The per share price to be paid by the Non-Employee Director at the time such an Option is exercised will be 100% of the Fair Market Value of one share of Common Stock on the date the Option is granted.

                  c) Duration of Options. Each such Option will terminate ten years after its date of grant.

                  d) Effect of Termination of Directorship. In the event a Non-Employee Director's service as a director or officer of the Company is terminated for any reason, all such Options then held by the Non-Employee Director will remain exercisable to the extent exercisable as of such termination of service, but in no event will any such Option remain exercisable after its expiration date. Such Options will not be subject to the termination provisions of Section 7 of the Plan.

                  e) Manner of Option Exercise; Payment. An Option may be exercised by a Non-Employee Director in whole or in part from time to time, subject to the conditions contained in the Plan and in the agreement evidencing such Option, by giving written notice of exercise to the Company at its principal executive office (such notice to specify the particular Option that is being exercised and the number of shares with respect to which the Option is being exercised) accompanied by payment of the total purchase price of the shares to be purchased under the Option. The total purchase price of the shares to be purchased upon exercise of an Option will be paid as set forth in
         Section 6.4 above; provided, however, that the Committee may not allow payment by any means which would violate the provisions of Rule 16b-3 under the Exchange Act.

                  f) Non-Discretionary Grants. Options granted to Non-Employee Directors pursuant to this Section 6.7 are intended to qualify as "formula awards" within the meaning of Rule 16b-3 under the Exchange Act. As a result, other than as provided in Section 12 of the Plan, the Committee will not have the authority to amend the eligibility requirements for, or modify the terms or accelerate the vesting of, such Options (including, without limitation, the authority to modify the rights of Non-Employee Directors in connection with termination of service as a director or a change in control of the Company) if such amendments, modifications or acceleration of vesting would disqualify such Options from treatment as "formula awards."

7.       Effect of Termination of Employment or Other Service.

         1        Termination Due to Death, Disability or Retirement. In the
event a Participant's employment or other service with the Company and all Subsidiaries is terminated by reason of death, Disability or Retirement, all outstanding Options then held by the Participant will remain exercisable to the extent exercisable as of such termination for a period of one year after such termination (but in no event after the expiration date of any such Option).

         2        Termination for Reasons Other than Death, Disability or
Retirement.

                  a) In the event a Participant's employment or other service is terminated with the Company and all Subsidiaries for any reason other than death, Disability or Retirement, or a Participant is in the employ or service of a Subsidiary and the Subsidiary ceases to be a Subsidiary of the Company (unless the Participant continues in the employ or service of the Company or another Subsidiary), all rights of the Participant under the Plan and any agreements evidencing an Option will immediately terminate without notice of any kind, and no Options then held by the Participant will thereafter be exercisable; provided, however, that if such termination is due to any reason other than termination by the Company or any Subsidiary for "cause," all outstanding Options then held by such Participant will remain exercisable to the extent exercisable as of such termination for a period of three months after such termination (but in no event after the expiration date of any such Option).

                  b) For purposes of this Section 7.2, "cause" (as determined by the Committee) will be as defined in any employment or other agreement or policy applicable to the Participant or, if no such agreement or policy exists, will mean (i) dishonesty, fraud, misrepresentation, embezzlement or deliberate injury or attempted injury, in each case related to the Company or any Subsidiary, (ii) any unlawful or criminal activity of a serious nature, (iii) any intentional and deliberate breach of a duty or duties that, individually or in the aggregate, are material in relation to the Participant's overall duties, or (iv) any material breach of any employment, service, confidentiality or non-compete agreement entered into with the Company or any Subsidiary.

         3        Modification of Rights Upon Termination. Notwithstanding the
other provisions of this Section 7, upon a Participant's termination of employment or other service with the Company and all Subsidiaries, the Committee may in its discretion (which may be exercised at any time on or after the date of grant, including following such termination) cause Options (or any part thereof) then held by such Participant to become or continue to become exercisable and/or remain exercisable following such termination of employment or service in the manner determined by the Committee; provided, however, that no Option may remain exercisable beyond its expiration date.

         4        Date of Termination of Employment or Other Service. Unless
the Committee otherwise determines, a Participant's employment or other service will, for purposes of the Plan, be deemed to have terminated on the date recorded on the personnel or other records of the Company or the Subsidiary for which the Participant provides employment or other service, as determined by the Committee based upon such records.

8.       Payment of Withholding Taxes.

         1        General Rules. The Company is entitled to (a) withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a Subsidiary), or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all federal, state and local withholding and employment-related tax requirements attributable to an Option, including, without limitation, the grant, exercise or vesting of, or payment of dividends with respect to, an Option or a disqualifying disposition of stock received upon exercise of an Incentive Stock Option, or (b) require the Participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to an Option.

         2        Special Rules. The Committee may, upon terms and conditions established by the Committee, permit or require a Participant to satisfy, in whole or in part, any withholding or employment-related tax obligation described in Section 8.1 of the Plan by electing to tender Previously Acquired Shares, a Broker Exercise Notice or a promissory note (on terms acceptable to the Committee in its sole discretion), or by a combination of such methods.

9.       Change in Control.

         1        Change in Control. For purposes of this Section 9.1, a
"Change in Control" of the Company will mean the following:

                  a) the sale, lease, exchange or other transfer, directly or indirectly, of substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a person or entity that is not controlled by the Company;

                  b) the approval by the stockholders of the Company of any plan or proposal for the liquidation or dissolution of the Company;

                  c) a merger or consolidation to which the Company is a party if the stockholders of the Company immediately prior to the effective date of such merger or consolidation have "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act), immediately following the effective date of such merger or consolidation, of securities of the surviving corporation representing 50% or less of the combined voting power of the surviving corporation's then outstanding securities ordinarily having the right to vote at elections of directors.

                  d) any person becomes after the effective date of the Plan the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% or more of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors;

                  e) the Incumbent Directors cease for any reason to constitute at least a majority of the Board; or

                  f) a change in control of the Company of a nature that would be required to be reported pursuant to Section 13 or 15(d) of the Exchange Act, whether or not the Company is then subject to such reporting requirements.

         2        Incumbent Directors. For purposes of this Section 9,
"Incumbent Directors" of the Company means any individuals who are members of the board on the effective date of the Plan and any individual who subsequently becomes a member of the Board whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the Incumbent Directors (either by specific vote or by approval of the Company's proxy statement in which such individual is named as a nominee for director without objection to such nomination).

         3        Acceleration of Vesting. Without limiting the authority of the Committee under Section 3.2 of the Plan, if a Change in Control of the Company occurs, then all outstanding Options will become immediately exercisable in full and will remain exercisable for the remainder of their terms, regardless of whether the Participant to whom such Options have been granted remains in the employ or service of the Company or any Subsidiary.

         4        Cash Payment for Options. If a Change in Control of the
Company occurs, then the Committee, if approved by the Committee either in an agreement evidencing an Option at the time of grant or at any time after the grant of an Option, may determine that some or all Participants holding outstanding Options will receive, with respect to some or all of the shares of Common Stock subject to such Options, as of the effective date of any such Change in Control of the Company, cash in an amount equal to the excess of the Fair Market Value of such shares immediately prior to the effective date of such Change in Control of the Company over the exercise price per share of such Options.

         5        Limitation on Change in Control Payments. Notwithstanding
anything in Section 9.3 or 9.4 of the Plan to the contrary, if, with respect to a Participant, the acceleration of the vesting of an Option as provided in
Section 9.3 or the payment of cash in exchange for all or part of an Option as provided in Section 9.4 (which acceleration or payment could be deemed a "payment" within the meaning of Section 280G(b)(2) of the Code), together with any other payments which such Participant has the right to receive from the Company or any corporation that is a member of an "affiliated group" (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the Code) of which the Company is a member, would constitute a "parachute payment" (as defined in Section 280G(b)(2) of the Code), then the payments to such Participant pursuant to Section 9.3 or 9.4 will be reduced to the largest amount as will result in no portion of such payments being subject to the excise tax imposed by Section 4999 of the Code; provided, however, that if such Participant is subject to a separate agreement with the Company or a Subsidiary that specifically provides that payments attributable to one or more forms of employee stock incentives or to payments made in lieu of employee stock incentives will not reduce any other payments under such agreement, even if it would constitute an excess parachute payment, or provides that the Participant will have the discretion to determine which payments will be reduced in order to avoid an excess parachute payment, then the limitations of this Section 9.5 will to that extent, not apply.

10.      Rights of Eligible Recipients and Participants, Transferability.

         1        Employment or Service. Nothing in the Plan will interfere
with or limit in any way the right of the Company or any Subsidiary to terminate the employment or service of any Eligible Recipient or Participant at any time, nor confer upon any Eligible Recipient or Participant any right to continue in the employ or service of the Company or any Subsidiary.

         2        Rights as a Stockholder. As a holder of Options, a
Participant will have no rights as a stockholder unless and until such Options are exercised for, or paid in the form of, shares of Common Stock and the Participant becomes the holder of record of such shares. Except as otherwise provided in the Plan, no adjustment will be made for dividends or distributions with respect to such Options as to which there is a record date preceding the date the Participant becomes the holder of record of such shares, except as the Committee may determine.

         3        Restrictions on Transfer. Except pursuant to testamentary
will or the laws of descent and distribution or as otherwise expressly permitted by the Plan, no right or interest of any Participant in an Option prior to the exercise or vesting of such Option will be assignable or transferable, or subjected to any lien, during the lifetime of the Participant, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise. A Participant will, however, be entitled to designate a beneficiary to receive an Option upon such Participant's death, and in the event of a Participant's death, payment of any amounts due under the Plan will be made to, and exercise of any Options (to the extent permitted pursuant to Section 7 of the Plan) may be made by, the Participant's legal representatives, heirs and legatees.

         4        Non-Exclusivity of the Plan. Nothing contained in the Plan is intended to modify or rescind any previously approved compensation plans or programs of the Company or create any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.

11.      Securities Law and Other Restrictions.

         Notwithstanding any other provision of the Plan or any agreements entered into pursuant to the Plan, the Company will not be required to issue any shares of Common Stock under this Plan, and a Participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to Options granted under the Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act and any applicable state securities laws or an exemption from such registration under the Securities Act and applicable state securities laws, and (b) there has been obtained any other consent, approval or permit from any other regulatory body which the Committee deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

12.      Plan Amendment, Modification and Termination.

         The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board may deem advisable in order that Options under the Plan will conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that (a) the Board will not have the authority to amend the eligibility requirements for Options granted pursuant to Section 6.7 of the Plan, or to modify the number of shares, exercise price, exercisability, duration, manner of payment or other terms with respect to such Options, more than once every six months, other than to comply with changes in the Code, the Employee Retirement Income Security Act or the rules promulgated thereunder; and (b) no amendments to the Plan will be effective without approval of the stockholders of the Company if stockholder approval of the amendment is then required pursuant to Rule 16b-3 under the Exchange Act, Section 422 of the Code or the rules of the applicable NASD or any stock exchange. No termination, suspension or amendment of the Plan may adversely affect any outstanding Option without the consent of the affected Participant; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under Sections 3.2(c), 4.3 and 9 of the Plan.

13.      Effective Date and Duration of the Plan.

         The Plan is effective as of May 1, 1996, the date it was adopted by the Board, subject to approval by the Company's stockholders. The Plan will terminate at midnight on May 1, 2005, and may be terminated prior to such time by Board action, and no Option will be granted after such termination. Options outstanding upon termination of the Plan may continue to be exercised, or become free of restrictions, in accordance with their terms.

14.      Miscellaneous.

         1        Governing Law. The validity, construction, interpretation, administration and effect of the Plan and any rules, regulations and actions relating to the Plan will be governed by and construed exclusively in accordance with the laws of the State of Minnesota.

         2        Successors and Assigns. The Plan will be binding upon and
inure to the benefit of the successors and permitted assigns of the Company and the Participants.